EXHIBIT 10.17

AMENDMENT NO. 1 TO AMENDED AND RESTATED LICENSE AGREEMENT

THIS AMENDMENT NO. 1 to that certain Amended and Restated License Agreement dated October 17, 2000, by and between IntraLase, Inc. (“LICENSEE”) and Escalon Medical Corporation (“ESCALON”) (the “License Agreement”) is effective as of the date executed by both LICENSEE and ESCALON (the “Effective Date”).

NOW, THEREFORE, LICENSEE and ESCALON hereby agree as follows:

1. Paragraph 2.2 of the License Agreement shall be deleted in its entirety and replaced with the following:

“2.2 “Field of Use” shall refer to the field of laser medical instruments designed for human health and human cosmetic applications.”

2. Except as specifically amended in Paragraph 1 of this Amendment No. 1, all other terms and conditions of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

FOR LICENSEE		FOR ESCALON MEDICAL CORPORATION

By	/s/ J. RANDY ALEXANDER	By	/s/ RICHARD J. DEPIANO
	(authorized representative)		(authorized representative)

Typed Name	J. Randy Alexander	Typed Name	Richard J. DePiano

Title	President and CEO	Title	CFO & Chairman

Date	5/17/01	Date	5/18/2001